Exhibit 4.1
This instrument was prepared by,
and when recorded should be
returned to:
Richard W. Astle
Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603

Supplemental Indenture
Dated as of September 15, 2006
Commonwealth Edison Company
to
BNY Midwest Trust Company
and
D.G. Donovan
Trustees Under Mortgage Dated July 1, 1923,
and Certain
Indentures Supplemental Thereto

Giving Notice of the Issuance of Additional
FIRST MORTGAGE 5.95% BONDS, SERIES 104
Due August 15, 2016

     This Supplemental Indenture, dated as of September 15, 2006, between Commonwealth Edison Company, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the “Company”) having an address at 440 South LaSalle Street, Suite 3300, Chicago, Illinois 60605, party of the first part, BNY Midwest Trust Company, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. Donovan, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the “Trustee”, the Trustee and said Co-Trustee being hereinafter together called the “Trustees”, and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the “Mortgage”),
W I T N E S S E T H:
     WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and
     WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

Supplemental
Indenture Date	Parties	Providing For

August 1, 1944	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Amendment and restatement of Mortgage dated July 1, 1923

August 1, 1946	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 1, 1953	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien

March 31, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Confirmation of mortgage lien

Supplemental
Indenture Date	Parties	Providing For

April 1, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Amendment of Sections 3.01, 3.02, 3.05 and 3.14 of the Mortgage and issuance of First Mortgage 5-3/8% Bonds, Series Y

February 28, 1969	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 29, 1970	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 1, 1971	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 1, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 31, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 15, 1973	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 31, 1974	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 13, 1975	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 28, 1976	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 3, 1977	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 17, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

August 31, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 18, 1979	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

Supplemental
Indenture Date	Parties	Providing For

June 20, 1980	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 16, 1981	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 30, 1982	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1983	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 13, 1984	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1985	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1986	Company to Continental Illinois National Bank and Trust Company of Chicago and M.J. Kruger, as Trustee and Co-Trustee	Confirmation of mortgage lien

October 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/4% Bonds, Series 76 and First Mortgage 8-7/8% Bonds, Series 77

October 15, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 78 and First Mortgage 9-1/8% Bonds, Series 79

May 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/8% Bonds, Series 82 and First Mortgage 8% Bonds, Series 83

April 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-5/8% Bonds, Series 92

June 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 93 and First Mortgage 7-1/2% Bonds, Series 94

July 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-5/8% Bonds, Series 96 and First Mortgage 7-3/4% Bonds, Series 97

Supplemental
Indenture Date	Parties	Providing For

January 15, 1994	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994A, 1994B and 1994C

June 1, 1996	Company to Harris Trust and Savings Bank and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1996A and 1996B

March 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 6.15% Bonds, Series 98

May 20, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2002

June 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of additional unregistered First Mortgage 6.15% Bonds, Series 98

October 7, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of registered First Mortgage 6.15% Bonds, Series 98 in exchange for unregistered First Mortgage 6.15% Bonds, Series 98

January 13, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 3.700% Bonds, Series 99 and First Mortgage 5.875% Bonds, Series 100

March 14, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 4.70% Bonds, Series 101

April 23, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003

August 13, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 4.74% Bonds, Series 102

September 10, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003B

November 10, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003C

December 5, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003D

February 15, 2005	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2005

Supplemental
Indenture Date	Parties	Providing For

February 1, 2006	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Bank Series 2006

February 22, 2006	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 5.90% Bonds, Series 103

August 1, 2006	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 5.95% Bonds, Series 104
(the Supplemental Indenture dated as of August 1, 2006 referenced above, a copy of which (without Exhibits thereto) is attached hereto as Exhibit A, is referred to herein as the "August 2006 Supplemental Indenture”); and
     WHEREAS, the respective designations, maturity dates and stated principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

Designation	Maturity Date	Principal Amount

First Mortgage 8-1/4% Bonds, Series 76	October 1, 2006	$95,000,000

First Mortgage 8-3/8% Bonds, Series 78	October 15, 2006	31,021,000

First Mortgage 8% Bonds, Series 83	May 15, 2008	120,000,000

First Mortgage 7-5/8% Bonds, Series 92	April 15, 2013	125,000,000

First Mortgage 7-1/2% Bonds, Series 94	July 1, 2013	127,000,000

First Mortgage 5.7% Bonds, Pollution Control Series 1994B	January 15, 2009	15,900,000

First Mortgage 5.85% Bonds, Pollution Control Series 1994C	January 15, 2014	17,000,000

First Mortgage 4.4% Bonds, Pollution Control Series 1996A	December 1, 2006	110,000,000

First Mortgage 4.4% Bonds, Pollution Control Series 1996B	December 1, 2006	89,400,000

First Mortgage 6.15% Bonds, Series 98	March 15, 2012	450,000,000

First Mortgage Bonds, Pollution Control Series 2002	April 15, 2013	100,000,000

First Mortgage 3.700% Bonds, Series 99	February 1, 2008	295,000,000

First Mortgage 5.875% Bonds, Series 100	February 1, 2033	253,600,000

First Mortgage 4.70% Bonds, Series 101	April 15, 2015	260,000,000

Designation	Maturity Date	Principal Amount

First Mortgage Bonds, Pollution Control Series 2003	May 15, 2017	40,000,000

First Mortgage 4.74% Bonds, Series 102	August 15, 2010	212,000,000

First Mortgage Bonds, Pollution Control Series 2003B	November 1, 2019	42,200,000

First Mortgage Bonds, Pollution Control Series 2003C	March 1, 2020	50,000,000

First Mortgage Bonds, Pollution Control Series 2003D	January 15, 2014	19,975,000

First Mortgage Bonds, Pollution Control Series 2005	March 1, 2017	91,000,000

First Mortgage Bonds, Bank Series 2006	February 20, 2009	1,008,000,000

First Mortgage 5.90% Bonds, Series 103	March 15, 2036	325,000,000

First Mortgage 5.95% Bonds, Series 104	August 15, 2016	300,000,000

	Total	$4,177,096,000

     WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and
     WHEREAS, pursuant to the August 2006 Supplemental Indenture, the Company issued “bonds of Series 104” (as defined in the August 2006 Supplemental Indenture) under and pursuant to the Mortgage, and, pursuant to said August 2006 Supplemental Indenture, the Company has the right to issue additional bonds of Series 104; and
     WHEREAS, the Company desires to issue additional bonds of Series 104 under the Mortgage (including the August 2006 Supplemental Indenture) in the aggregate principal amount of One Hundred Fifteen Million Dollars ($115,000,000.00) (the “Additional bonds of Series 104”), such bonds to be governed by the terms, provisions and conditions set forth in the August 2006 Supplemental Indenture; and
     WHEREAS, the Company desires to execute and deliver this Supplemental Indenture for purposes of providing notice of the issuance of the Additional bonds of Series 104 under and pursuant to the Mortgage and confirming that such Additional bonds of Series 104 are secured by the lien of the Mortgage, as further provided herein; and
     WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to issue the Additional bonds of Series 104, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the Additional bonds of Series 104, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

     NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
     SECTION 1. Designation and Issuance of Additional Bonds of Series 104. The Additional bonds of Series 104 shall, as provided in the August 2006 Supplemental Indenture, be designated as additional “First Mortgage 5.95% Bonds, Series 104.” The Additional bonds of Series 104 shall, for all purposes, constitute “bonds of Series 104” for purposes of the Mortgage, shall be governed by each and all of the terms, provisions and conditions set forth in the August 2006 Supplemental Indenture, and shall be secured by the Mortgage. The parties confirm that, subject to the provisions of the Mortgage, the bonds of Series 104 shall be issuable without limitation as to the aggregate principal amount thereof.
     SECTION 2. Confirmation of Lien. The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit B attached hereto and made a part hereof.
     SECTION 3. Miscellaneous. The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.
     This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.
     Although this Supplemental Indenture is dated as of September 15, 2006, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.
     Notwithstanding anything to the contrary contained in the Mortgage, the maximum amount of indebtedness secured by the Mortgage shall not exceed 200% of the aggregate stated principal amount of the bonds of each series presently outstanding under, and secured by, the Mortgage, as set forth in the Recitals to this Supplemental Indenture, except to the extent such maximum amount may be adjusted by a subsequent recorded supplemental indenture (which adjustment, and the corresponding supplemental indenture, shall not require the consent or approval of the holders of any bonds then outstanding under the Mortgage, including the holders of the bonds of Series 104).
     This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Senior Vice President, Chief Financial Officer and Treasurer, and attested by its Secretary, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and attested by one of its Vice Presidents, and D.G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

COMMONWEALTH EDISON COMPANY
By:	/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer and Treasurer

ATTEST:
/s/ Donna Massey
Donna Massey
Secretary

BNY MIDWEST TRUST COMPANY
By:	/s/ J. Bartolini
J. Bartolini
Vice President

ATTEST:
/s/ M. Callahan
M. Callahan
Vice President

/s/ D.G. Donovan
D.G. Donovan

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, MARY E. NOLAN, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Robert K. McDonald, Senior Vice President, Chief Financial Officer and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and Donna Massey, Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, and who are both personally known to me to be Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 25th day of September, A.D. 2006.

Mary E. Nolan
Notary Public
(NOTARIAL SEAL)
My Commission expires April 23, 2009.

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, T. MOSTERD, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and M. CALLAHAN, Vice President of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice Presidents, and who are both personally known to me to be Vice Presidents of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice Presidents of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 20th day of September, A.D. 2006.

T. Mosterd
Notary Public
{SEAL}
My Commission expires January 22, 2009.

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, T. MOSTERD, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D.G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 20th day of September, A.D. 2006.

T. Mosterd
Notary Public
{SEAL}
My Commission expires January 22, 2009.

EXHIBIT A
AUGUST 2006 SUPPLEMENTAL INDENTURE
See attached.

This instrument was prepared by,
and when recorded should be
returned to:
Richard W. Astle
Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603

Supplemental Indenture
Dated as of August 1, 2006
Commonwealth Edison Company
to
BNY Midwest Trust Company
and
D.G. Donovan
Trustees Under Mortgage Dated July 1, 1923,
and Certain
Indentures Supplemental Thereto
Providing for Issuance of
FIRST MORTGAGE 5.95% BONDS, SERIES 104
Due August 15, 2016

     This Supplemental Indenture, dated as of August 1, 2006, between Commonwealth Edison Company, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the “Company”) having an address at 440 South LaSalle Street, Suite 3300, Chicago, Illinois 60605, party of the first part, BNY Midwest Trust Company, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. Donovan, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the “Trustee”, the Trustee and said Co-Trustee being hereinafter together called the “Trustees”, and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the “Mortgage”),
W I T N E S S E T H:
     WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and
     WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

Supplemental
Indenture Date	Parties	Providing For

August 1, 1944	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Amendment and restatement of Mortgage dated July 1, 1923

August 1, 1946	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 1, 1953	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien

Supplemental
Indenture Date	Parties	Providing For

March 31, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 1, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Amendment of Sections 3.01, 3.02, 3.05 and 3.14 of the Mortgage and issuance of First Mortgage 5-3/8% Bonds, Series Y

February 28, 1969	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 29, 1970	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 1, 1971	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 1, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 31, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 15, 1973	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 31, 1974	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 13, 1975	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 28, 1976	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 3, 1977	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

Supplemental
Indenture Date	Parties	Providing For

May 17, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

August 31, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 18, 1979	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 20, 1980	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 16, 1981	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 30, 1982	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1983	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 13, 1984	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1985	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 15, 1986	Company to Continental Illinois National Bank and Trust Company of Chicago and M.J. Kruger, as Trustee and Co-Trustee	Confirmation of mortgage lien

October 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/4% Bonds, Series 76 and First Mortgage 8-7/8% Bonds, Series 77

October 15, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 78 and First Mortgage 9-1/8% Bonds, Series 79

Supplemental
Indenture Date	Parties	Providing For

May 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/8% Bonds, Series 82 and First Mortgage 8% Bonds, Series 83

April 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-5/8% Bonds, Series 92

June 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 93 and First Mortgage 7-1/2% Bonds, Series 94

July 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-5/8% Bonds, Series 96 and First Mortgage 7-3/4% Bonds, Series 97

January 15, 1994	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994A, 1994B and 1994C

June 1, 1996	Company to Harris Trust and Savings Bank and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1996A and 1996B

March 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of unregistered First Mortgage 6.15% Bonds, Series 98

May 20, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2002

June 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of additional unregistered First Mortgage 6.15% Bonds, Series 98

October 7, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of registered First Mortgage 6.15% Bonds, Series 98 in exchange for unregistered First Mortgage 6.15% Bonds, Series 98

January 13, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 3.700% Bonds, Series 99 and First Mortgage 5.875% Bonds, Series 100

March 14, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 4.70% Bonds, Series 101

April 23, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003

Supplemental
Indenture Date	Parties	Providing For

August 13, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 4.74% Bonds, Series 102

September 10, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003B

November 10, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003C

December 5, 2003	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2003D

February 15, 2005	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2005

February 1, 2006	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Bank Series 2006

February 22, 2006	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 5.90% Bonds, Series 103
     WHEREAS, the respective designations, maturity dates and stated principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

Designation	Maturity Date	Principal Amount

First Mortgage 8-1/4% Bonds, Series 76	October 1, 2006	$95,000,000

First Mortgage 8-3/8% Bonds, Series 78	October 15, 2006	31,021,000

First Mortgage 8% Bonds, Series 83	May 15, 2008	120,000,000

First Mortgage 7-5/8% Bonds, Series 92	April 15, 2013	125,000,000

First Mortgage 7-1/2% Bonds, Series 94	July 1, 2013	127,000,000

First Mortgage 5.7% Bonds, Pollution Control Series 1994B	January 15, 2009	15,900,000

First Mortgage 5.85% Bonds, Pollution Control Series 1994C	January 15, 2014	17,000,000

First Mortgage 4.4% Bonds, Pollution Control Series 1996A	December 1, 2006	110,000,000

Designation	Maturity Date	Principal Amount

First Mortgage 4.4% Bonds, Pollution Control Series 1996B	December 1, 2006	89,400,000

First Mortgage 6.15% Bonds, Series 98	March 15, 2012	450,000,000

First Mortgage Bonds, Pollution Control Series 2002	April 15, 2013	100,000,000

First Mortgage 3.700% Bonds, Series 99	February 1, 2008	295,000,000

First Mortgage 5.875% Bonds, Series 100	February 1, 2033	253,600,000

First Mortgage 4.70% Bonds, Series 101	April 15, 2015	260,000,000

First Mortgage Bonds, Pollution Control Series 2003	May 15, 2017	40,000,000

First Mortgage 4.74% Bonds, Series 102	August 15, 2010	212,000,000

First Mortgage Bonds, Pollution Control Series 2003B	November 1, 2019	42,200,000

First Mortgage Bonds, Pollution Control Series 2003C	March 1, 2020	50,000,000

First Mortgage Bonds, Pollution Control Series 2003D	January 15, 2014	19,975,000

First Mortgage Bonds, Pollution Control Series 2005	March 1, 2017	91,000,000

First Mortgage Bonds, Bank Series 2006	February 20, 2009	1,008,000,000

First Mortgage 5.90% Bonds, Series 103	March 15, 2036	325,000,000

	Total	$3,877,096,000

     WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and
     WHEREAS, the Company desires, by this Supplemental Indenture, to create an additional series of bonds to be issuable under the Mortgage, such bonds to be designated “First Mortgage 5.95% Bonds, Series 104” (hereinafter called the “bonds of Series 104”) and the terms and provisions to be contained in the bonds of Series 104 or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and
     WHEREAS, the bonds of Series 104 and the Trustee’s certificate to be endorsed thereon shall be substantially in the form of the General Form of Registered Bond Without Coupons and the form of the General Form of Trustee’s Certificate set forth in Section 3.05 of the Supplemental Indenture dated August 1, 1944 to the Mortgage with such appropriate insertions, omissions and variations in order to express the designation, date, maturity date, annual interest rate, record dates for, and dates of, payment of interest, denominations, terms of redemption and redemption prices, and other terms and characteristics authorized or permitted by the Mortgage or not inconsistent therewith; and
     WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by orders of the Illinois Commerce Commission to make, execute and deliver this

Supplemental Indenture, and to create, as an additional series of bonds of the Company, the bonds of Series 104, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series 104, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;
     NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
     SECTION 1. Designation and Issuance of Bonds of Series 104. The bonds of Series 104 shall, as hereinbefore recited, be designated as the Company’s “First Mortgage 5.95% Bonds, Series 104.” Subject to the provisions of the Mortgage, the bonds of Series 104 shall be issuable without limitation as to the aggregate principal amount thereof.
     SECTION 2. Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Bonds of Series 104. (a) The definitive bonds of Series 104 shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons; and such bonds and the Trustee’s certificate to be endorsed thereon shall be substantially in the forms hereinbefore recited, respectively. The bonds of Series 104 shall be dated as provided in Section 3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967.
     (b) The bonds of Series 104 shall mature on August 15, 2016.
     (c) The bonds of Series 104 shall bear interest at the rate of 5.95% per annum until the principal thereof shall be paid.
     (d) Interest on the bonds of Series 104 shall be payable semi-annually on the fifteenth day of February and the fifteenth day of August in each year, commencing February 15, 2007. February 1 and August 1 in each year are hereby established as record dates for the payment of interest payable on the next succeeding interest payment dates, respectively. The interest on each bond of Series 104 so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered at the close of business on the February 1 or August 1, as the case may be, next preceding such interest payment date.
     SECTION 3. Execution of Bonds of Series 104. The bonds of Series 104 shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series 104 shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.
     SECTION 4. Medium and Places of Payment of Principal of and Interest on Bonds of Series 104; Transferability and Exchangeability. Both the principal of and interest on the bonds of Series 104 shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and both such principal and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series 104 for the transfer of such bond or for the exchange thereof for bonds of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.
     SECTION 5. Denominations and Numbering of Bonds of Series 104. The bonds of Series 104 shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series 104 to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series 104 shall be numbered R-1 and consecutively upwards.
     SECTION 6. Temporary Bonds of Series 104. Until definitive bonds of Series 104 are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons of Series 104.
     SECTION 7. Redemption of Bonds of Series 104. (a) The bonds of Series 104 shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of
(1) 100% of the principal amount of the bonds of Series 104 to be redeemed, plus accrued interest to the redemption date, or
(2) as determined by the Quotation Agent (as hereinafter defined), the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of Series 104 to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as hereinafter defined) plus twenty (20) basis points, plus accrued interest to the redemption date.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of Series 104 or portions of the bonds of Series 104 called for redemption.
     (b) For purposes of the foregoing Section 7(a), the following terms shall have the respective meanings set forth below:
“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of Series 104 that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of Series 104.
“Comparable Treasury Price” means, with respect to any redemption date:
(i) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or
(ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Reference Treasury Dealer” means (1) each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and one other primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) selected by Wachovia Capital Markets, LLC and their respective successors, unless any of them ceases to be a Primary Treasury Dealer, in which case we shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.
     (c) In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of Series 104 as hereinbefore provided, it shall comply with all the terms and provisions of Article V of the Mortgage applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article V and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in this Section 7. No publication of notice of any redemption of any bonds of Series 104 shall be required under Section 5.03(a) of the Mortgage.
     SECTION 8. Book-Entry Only System. It is intended that the bonds of Series 104 be registered so as to participate in the securities depository system (the “DTC System”) with The Depository Trust Company (“DTC”), as set forth herein. The bonds of Series 104 shall be initially issued in the form of a fully registered bond or bonds in the name of Cede & Co., or any successor thereto, as nominee for DTC. The Company and the Trustees are authorized to execute and deliver such letters to or agreements with DTC as shall be necessary to effectuate the DTC System, including the Letter of Representations from the Company and the Trustees to DTC relating to the bonds of Series 104 (the “Representation Letter”). In the event of any conflict between the terms of the Representation Letter and the Mortgage, the terms of the Mortgage shall control. DTC may exercise the rights of a bondholder only in accordance with the terms hereof applicable to the exercise of such rights.
     With respect to bonds of Series 104 registered in the name of DTC or its nominee, the Company and the Trustees shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such bonds from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "Depository Participant”) or to any person on behalf of whom such a Depository Participant holds an interest in such bonds (each such person being herein referred to as an “Indirect Participant”). Without limiting the immediately preceding sentence, the Company and the Trustees shall have no responsibility or obligation with respect to:
(i) the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the bonds of Series 104,
(ii) the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of a bond of Series 104, of any notice with respect to the bonds of Series 104, including any notice of redemption,
(iii) the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of a bond of Series 104, of any amount with respect to principal of, redemption premium, if any, on, or interest on, the bonds of Series 104, or
(iv) any consent given by DTC as registered owner.
     So long as certificates for the bonds of Series 104 are not issued as hereinafter provided, the Company and the Trustees may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such bonds for all purposes whatsoever, including, without limitation, (1) the payment of principal and interest on such bonds, (2) giving notice of matters (including redemption) with respect to such bonds and (3) registering transfers with respect to such bonds. While a bond of Series 104 is in the DTC System, no person other than DTC or its nominee shall receive a certificate with respect to such bond.
     In the event that:

(a) DTC notifies the Company that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days,
(b) the Company determines that the beneficial owners of the bonds of Series 104 should be able to obtain certificated bonds and so notifies the Trustees in writing or
(c) there shall have occurred and be continuing a completed default or any event which after notice or lapse of time or both would be a completed default with respect to the bonds of Series 104, the bonds of Series 104 shall no longer be restricted to being registered in the name of DTC or its nominee. In the case of clause (a) of the preceding sentence, the Company may determine that the bonds of Series 104 shall be registered in the name of and deposited with a successor depository operating a securities depository system, as may be acceptable to the Company and the Trustees, or such depository’s agent or designee, and if the Company does not appoint a successor securities depository system within 90 days, then the bonds may be registered in whatever name or names registered owners of bonds transferring or exchanging such bonds shall designate, in accordance with the provisions hereof.
     Notwithstanding any other provision of the Mortgage to the contrary, so long as any bond of Series 104 is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such bond and all notices with respect to such bond shall be made and given, respectively, in the manner provided in the Representation Letter.
     SECTION 9. Legends. So long as the bonds of Series 104 are held by DTC, such bonds of Series 104 shall bear the following legend:
Unless this bond is presented by an authorized representative of the Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by a person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
     SECTION 10. Confirmation of Lien. The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit A attached hereto and made a part hereof.
     SECTION 11. Miscellaneous. The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage,

as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.
     This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.
     Although this Supplemental Indenture is dated as of August 1, 2006, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.
     Notwithstanding anything to the contrary contained in the Mortgage, the maximum amount of indebtedness secured by the Mortgage shall not exceed 200% of the aggregate stated principal amount of the bonds of each series presently outstanding under, and secured by, the Mortgage, as set forth in the Recitals to this Supplemental Indenture, except to the extent such maximum amount may be adjusted by a subsequent recorded supplemental indenture (which adjustment, and the corresponding supplemental indenture, shall not require the consent or approval of the holders of any bonds then outstanding under the Mortgage, including the holders of the bonds of Series 104).
     This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Senior Vice President, Chief Financial Officer and Treasurer, and attested by its Secretary, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and attested by one of its Vice Presidents, and D.G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

COMMONWEALTH EDISON COMPANY
By:	/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer and Treasurer

ATTEST:
/s/ Donna Massey
Donna Massey
Secretary

BNY MIDWEST TRUST COMPANY
By:	/s/ J. Bartolini
J. Bartolini
Vice President

ATTEST:
/s/ M. Callahan
M. Callahan
Vice President

/s/ D.G. Donovan
D.G. Donovan

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, MARY E. NOLAN, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Robert K. McDonald, Senior Vice President, Chief Financial Officer and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and Donna Massey, Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, and who are both personally known to me to be Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Senior Vice President, Chief Financial Officer and Treasurer and Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 16th day of August, A.D. 2006.
Mary E. Nolan
Notary Public
(NOTARIAL SEAL)
My Commission expires April 23, 2009.

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, T. MOSTERD, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and M. CALLAHAN, Vice President of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice Presidents, and who are both personally known to me to be a Vice President of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice Presidents of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 4th day of August, A.D. 2006.
T. Mosterd
Notary Public
{SEAL}
My Commission expires January 22, 2009.

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)
     I, T. MOSTERD, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D.G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this 4th day of August, A.D. 2006.
T. Mosterd
Notary Public
{SEAL}
My Commission expires January 22, 2009.

EXHIBIT B
LEGAL DESCRIPTIONS
[omitted]